SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING ACTIVE ETFS
ALLSPRING ALTERNATIVE FUNDS
ALLSPRING COREBUILDER FUNDS
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
ALLSPRING MONEY MARKET FUNDS
ALLSPRING MULTI-ASSET FUNDS
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
ALLSPRING SPECIALTY FUNDS
ALLSPRING TAXABLE FIXED INCOME FUNDS
ALLSPRING U.S. EQUITY FUNDS
ALLSPRING VARIABLE TRUST FUNDS
(each a “Fund”, and together the “Funds”)

Effective immediately, the section entitled “Manager and Other Service Providers - Proxy Voting Policies and Procedures” is replaced with the following:

The Trusts have adopted policies and procedures for the Funds (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Funds support sound corporate governance practices within companies in which they invest. The Board of the Trusts has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Funds’ portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments Proxy Voting Policies and Procedures

Introduction

Allspring Stewardship
As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients in our active investment strategies. To us, good stewardship reflects responsible, active ownership and includes both engaging with issuers and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.

Scope
These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:

•	Allspring Global Investments, LLC

•	Allspring Funds Management, LLC

•	Allspring Global Investments (UK) Limited

•	Allspring Global Investments Luxembourg S.A

•	Allspring Global Investments (Singapore) Pte. Ltd

•	Galliard Capital Management, LLC

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that Allspring or its affiliates may have with proxy issuers. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Governance and Administration

Proxy Governance Committee
Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups.

PGC Meetings
The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

PGC Membership
PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.

Proxy Due Diligence Working Group
PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.

Proxy Administration
Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.

Third-Party Proxy Voting Vendor
Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.

Proxy Voting Procedures

Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of issuers. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).

Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under “Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:

01 Any proxy matters deemed of “high importance”[4] (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of issuer management will be referred to Portfolio Management for case-by-case review and vote determination.

02 Any proxy matters involving environmental or social issues where ISS opposes the recommendations of issuer management are reviewed by DDWG. If DDWG recommends a vote against issuer management, the recommendation is referred to Portfolio Management[5] for case-by-case review and vote determination.

“High importance” and environmental and social proxy matters on which ISS supports the recommendations of issuer management are generally voted with issuer management, absent Portfolio Management feedback to the contrary.

Index Strategies
Certain client accounts employ strategies that seek to replicate the returns of an index (“Index Strategies”). Given the absence of fundamental research on positions held only in Index Strategies, Allspring will not vote proxies for positions held only in such strategies; provided that Allspring generally will vote proxies on a “high importance” matter where Allspring has a significant ownership level that increases the potential for its vote to be determinative on the matter.

1.	Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-managed funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.
2.	The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
3.	As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
4.	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
5.	Certain Allspring client accounts employ quantitative strategies that utilize fundamental research to a lesser extent than other actively-managed Allspring strategies. In the event that a security is held only in these accounts, environmental and social proxy matters are generally reviewed and voted by DDWG.

Allspring Proxy Voting Guidelines

The following reflects Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.

We believe that Boards of Directors of issuers should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•	We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•	We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interest.

•	In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.
We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•	We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•	We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•	We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•	We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•	We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.

General Guidelines on Shareholder Proposals
When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.

If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.

Closed-End Funds
We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.

Practical Limitations to Proxy Voting
While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”

Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Securities on Loan
Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.

Conflicts of Interest
As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:

•	Instructing ISS to vote in accordance with its recommendation

•	Disclosing the conflict to the relevant client and obtaining its consent before voting

•	Submitting the matter to the relevant client to exercise its authority to vote on such matter

•	Engaging an independent fiduciary who will direct the vote on such matter

•	Voting in proportion to other shareholders (“mirror voting”)

Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.

Records Retention
The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these Policies and Procedures

•	Proxy statements received for client securities (which ISS maintains on behalf of Allspring)

•	Records of votes cast on behalf of funds and separate account clients (which ISS maintains on behalf of Allspring)

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision

Such proxy voting books and records shall be maintained for a period of six years.

Disclosure of Policies and Procedures and Voting Results

These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.

Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.

Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.

April 1, 2026

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank